                                                         Exhibit (23)(d)(iii)(b)

                                   SCHEDULE A
                             DATED NOVEMBER 14, 2002
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                         ROXBURY CAPITAL MANAGEMENT, LLC

                           WT Large Cap Growth Series
                                 Mid Cap Series
                             Small Cap Growth Series

                                   SCHEDULE B
                            DATED NOVEMBER 14, 2002
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                         ROXBURY CAPITAL MANAGEMENT, LLC
                                  FEE SCHEDULE


                                             ANNUAL FEE AS A % OF
PORTFOLIO                                   AVERAGE DAILY NET ASSETS
---------                                   ------------------------
WT Large Cap Growth Series          .55% of the Series' first $1 billion of
                                    average daily net assets; .50% of the
                                    Series' next $1 billion of average daily net
                                    assets; and .45% of the Series' average
                                    daily net assets over $2 billion.

Mid Cap Series                      .75% of the Series' first $1 billion of
                                    average daily net assets; 0.70% of the
                                    Series' next $1 billion of average daily net
                                    assets; and 0.65% of the Series' average
                                    daily net assets over $2 billion.

Small Cap Growth Series             1.00% of the Series' first $1 billion of
                                    average daily net assets; 0.95% of the
                                    Series' next $1 billion of average daily net
                                    assets; and 0.90% of the Series' average
                                    daily net assets over $2 billion.